UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2018

Cardtronics plc

(Exact name of registrant as specified in its charter)

England and Wales	001-37820	98-1304627
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3250 Briarpark Drive, Suite 400, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 308-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the 2018 Annual General Meeting of Shareholders of Cardtronics plc (the “Company”) held on May 16, 2018 (the “Annual Meeting”), seven proposals were presented for shareholder vote.  Set forth below are the voting results for each of the proposals.

Proposal No. 1: Re-election of three Class II directors, J. Tim Arnoult, Dennis F. Lynch and Juli C. Spottiswood, each by separate ordinary resolution, to the Company’s Board of Directors to serve until the 2021 Annual General Meeting of Shareholders:

	For	Against	Abstain	Broker Non- Votes
J. Tim Arnoult	42,235,824	665,181	18,896	1,520,519
Dennis F. Lynch	42,246,385	654,620	18,896	1,520,519
Juli C. Spottiswood	42,225,989	674,938	18,974	1,520,519

The Company’s other continuing directors are Jorge M. Diaz, G. Patrick Phillips, Julie Gardner, Edward H. West and Mark Rossi.

Proposal No. 2:  Ratification of the Audit Committee’s selection of KPMG LLP (U.S.) as the Company’s U.S. independent registered public accounting firm for the fiscal year ending December 31, 2018:

For	Against	Abstain	Broker Non-Votes
43,823,450	612,542	4,428	—

Proposal No. 3: Re-appointment of KPMG LLP (U.K.) as the Company’s U.K. statutory auditors under the U.K. Companies Act 2006, to hold office until the conclusion of the next annual general meeting of shareholders at which accounts are presented to the Company’s shareholders:

For	Against	Abstain	Broker Non-Votes
44,148,864	287,128	4,428	—

Proposal No. 4: Authorization of the Audit Committee of the Board of Directors of the Company to determine the Company’s U.K. statutory auditors’ remuneration:

For	Against	Abstain	Broker Non-Votes
44,068,812	367,183	4,425	—

Proposal No. 5: Approval of, on an advisory basis, the compensation of the Named Executive Officers as disclosed in the proxy statement:

For	Against	Abstain	Broker Non-Votes
41,819,823	1,081,074	19,004	1,520,519

Proposal No. 6: Approval of, on an advisory basis, the directors’ remuneration report for the fiscal year ended December 31, 2107:

For	Against	Abstain	Broker Non-Votes
41,795,306	1,123,079	1,516	1,520,519

Proposal No. 7: Receipt of the Company’s U.K. Annual Reports and Accounts:

For	Against	Abstain	Broker Non-Votes
44,377,899	5,238	57,283	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardtronics plc

Date: May 21, 2018

	By:	/s/ E. Brad Conrad
	Name:	E. Brad Conrad
	Title:	Treasurer